Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Circuit City Stores, Inc., a Virginia corporation, (the "Company"), for the quarter ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Alan McCollough, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 8, 2005                      By:      /s/ W. Alan McCollough
                                                    ---------------------------
                                                    W. Alan McCollough
                                                    Chairman of the Board and
                                                    Chief Executive Officer






                                                                    Exhibit 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Circuit City Stores, Inc., a Virginia corporation, (the "Company"), for the quarter ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael E. Foss, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 8, 2005                      By:     /s/ Michael E. Foss
                                                   ---------------------------
                                                   Michael E. Foss
                                                   Executive Vice President and
                                                   Chief Financial Officer